Exhibit 10.1

LUNA INNOVATIONS INCORPORATED
SENIOR MANAGEMENT INCENTIVE PLAN
FISCAL YEAR 2016
SENIOR MANAGEMENT INCENTIVE PLAN (CEO, CFO AND CSO)
Eligible Participants:
The initial participants are: Chief Executive Officer, Chief Financial Officer and Chief Strategy Officer. Others may be added from time to time with prior approval of the Chief Executive Officer or Compensation Committee, as appropriate. The target percentage awards for the initial participants are 50% of their respective annual base salaries earned during the year ending December 31, 2016.
Metrics and Awards:
The 2016 Senior Management Incentive Plan is structured as a percentage of each participant’s annual salary for 2016 and is triggered only if the company achieves a consolidated operating loss of $[***] or less for the year ending December 31, 2016. If the bonus is triggered, the amount of the bonus will be based on the amount of consolidated revenue, consolidated operating income (loss) and qualitative objectives, as indicated in ATTACHMENT A.
Payment:
Bonus awards under this plan will be paid annually following the approval of the Compensation Committee and completion of an audit of the company’s financial statements for the year ending December 31, 2016.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A

	Component Weight	Minimum - 25% of Base Salary*	Target – 50% of Base Salary*	Maximum – 75% of Base Salary*
Components:

Consolidated Revenue**	35%	[***]	[***]	[***]

Consolidated Operating Income (Loss)**	45%	[***]	[***]	[***]

Qualitative Objectives	20%

Total	100%

* Base Salary earned during the year ending December 31, 2016.
** The actual payout percentages for achievement of these metrics between the minimum levels and target levels, or between the target levels and the maximum levels, will be interpolated on a pro rata basis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.